UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2007


                               HMN Financial, Inc.
                               -------------------
             (Exact name of registrant as specified in its chapter)



          Delaware                      0-24100               41-1777397
          --------                      -------               ----------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)        Identification No.)


            1016 Civic Center Drive Northwest
                       PO Box 6057
                  Rochester, Minnesota                        55903-6057
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (507) 535-1200

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission.

On January 22, 2007, HMN Finacial, Inc. (the "Company"). issued a press release that included financial information for its year ended December 31, 2006. A copy of the press release is attached as Exhibit 99 to this Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

2006 Bonuses
------------

On January 25, 2007, the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") exercised its discretion to pay cash bonuses to the Company's following executive officers for their performance during the Company's year ended December 31, 2006 in the following amounts:

Michael McNeil - $50,000
Bradley C. Krehbiel - $20,000
Jon J. Eberle - $24,375
Susan K. Kolling - $20,686
Dwain C. Jorgensen - $19,842

Mr. McNeil's bonus was a discretionary bonus, as the conditions for payment of a bonus under his 2006 Bonus Plan were not met.

2007 Bonus Plan
---------------

On January 25, 2007, the Compensation Committee adopted a cash bonus plan for Michael McNeil, the Company's President and Chief Executive Officer. A description of this plan is filed as Exhibit 10 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

                    (c) Exhibits (the following exhibits are furnished to the SEC) Exhibit Number Description

                    10   Description of Michael McNeil 2007 Bonus Plan

                    99   Press release dated January 22, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HMN Financial, Inc.
                                  (Registrant)

Date: January 26, 2007

                                 /s/ Jon Eberle
                          -----------------------------
                          Jon Eberle, SVP/CFO/Treasurer